                                                                  Exhibit 10.9

PANHANDLE EASTERN PIPE LINE COMPANY
A UNIT OF PanEnergy CORP


                                 July 22, 1996

Mr. James R. Hopton
Steel Dynamics, Inc.
4500 County Rd 59
Butler, IN 46721

         Re: Discounted Rate for Enhanced Firm Transportation Panhandle Eastern Pipe Line Company Agreement 014694

Dear Mr. Hopton:

         Panhandle Eastern Pipe Line Company ("Panhandle") hereby offers Steel Dynamics, Inc., ("Shipper") a transportation rate discount applicable to service performed for Shipper under the Panhandle firm transportation agreement referenced above ("Transportation Agreement"), pursuant to Section 3 of Panhandle's FERC Gas Tariff First Revised Volume No.1, Rate Schedule FT, and in accordance with the following terms and conditions.

1)  Discount Period: September 1, 1996 through May 31, 2000

2) Discounted Rate(s) on a 100% load factor basis shall be: 42.00 cents/Dth. The discounted rates shall consist of the minimum commodity charges with the remainder in reservation charges.

3) Rates or surcharges included in discounted rate(s): Field Zone Transmission, Market Zone Access, Market Zone Mileage, ACA, GRI Funding Unit (where applicable), Take Or Pay Volumetric Surcharge, Settlement Surcharge, Canadian Resolution Surcharge, GSR Surcharge, Unrecovered PGA Surcharge, Stranded Transportation Costs Surcharge, and Miscellaneous Stranded Costs or other future rates or surcharges permitted to be included in Panhandle's tariff (or any successor thereto).

4) Rates or surcharges excluded from discounted rate(s) and shall be the responsibility of the Shipper in accordance with Panhandle's tariff: Fuel Reimbursement.

5) Discounted rate(s) shall only apply to the transportation service provided from the receipt point(s) to the delivery point(s) specified below and only to the quantities up to that set out below:

Receipt Point             Delivery Point        Quantity Limit (Dth/D)   Effective Period
- -------------             --------------        ----------------------   ----------------
Field Zone Transmission   CRSRD                          3600            09/01/1996 - 05/31/1997
Field Zone Transmission   CRSRD                          5600            06/01/1997 - 05/31/2000
Field Zone Transmission   ANRDF - secondary                              06/01/1996 - 05/31/2000
Field Zone Transmission   COLGA - secondary**                            06/01/1996 - 05/31/2000
Field Zone Transmission   UNION - secondary**                            06/01/1996 - 05/31/2000

** These secondary delivery points will receive the Discounted Rate up to and including the primary reserved path.

    The incremental mileage falling outside of this reserved path will get billed the maximum applicable tariff rates and such charges shall not be included in the Discounted Rate.

5400 Westheimer Ct.        Houston, Texas 77056-5310              (713) 627-4795

6)  Discounted rate(s) shall not apply to the following:
    a)  Overrun transportation service;
    b)  Gathering service;
    c)  Transportation from receipt point(s) located in Panhandle's Market Zone;
    d) Transportation other than from the Receipt Point(s) to the Delivery Point(s) as listed above;
    e) Capacity release service or similar program which may be available under Panhandle's tariff; which services shall be provided at the applicable maximum tariff rates.

7) Nothing in this agreement shall constitute an agreement to extend the Transportation Agreement.

8) For the period of September 1, 1996 through December 31, 1996, Panhandle shall bill and Shipper shall pay for the first 2,600 Dth/day of MDCQ based on a 100% load factor based at the Discounted Rate. For volumes delivered between 2,600 and 3,600 Dth/day, Panhandle shall bill and Shipper shall pay based on a commoditized rate of 42 cents/Dth.

9) Shipper shall have a one time right to reduce the MDCQ of the Transportation Agreement to between 2,600 and 3,600 Dth/day by providing written notice to Panhandle by December 1, 1996 to be effective January 1, 1997.

10) For the period June 1,1997 through December 31, 1997, Panhandle shall bill and Shipper shall pay for the first 3,600 Dth/day (or the MDCQ as adjusted in (9) above) of MDCQ based on a 100% load factor basis at the Discounted Rate. For volumes delivered between 3,600 (or the MDCQ as adjusted in (9) above) and 5,600 Dth/day, Panhandle shall bill and Shipper shall pay based on a commoditized rate of 42 cents/Dth.

11) Shipper shall have a one time right to reduce the MDCQ of the Transportation Agreement to between 3,600 (or the MDCQ as adjusted in (9) above) and 5,600 Dth/day by providing written notice to Panhandle by December 1, 1997 to be effective January 1, 1998.

12) If the discounted rate(s) either exceed the then effective applicable maximum rate or are lower than the then effective applicable minimum rate set forth in Panhandle's tariff at any time during the Discount Period, then the discounted rate(s) will be decreased or increased to equal the respective maximum or minimum tariff rate. Panhandle reserves the Fight to adjust the rates charged Shipper between reservation and commodity components so long as it does not exceed the discounted rate(s) on a 100% load factor basis.

13) If during the Discount Period, Panhandle's effective maximum rates are being collected subject to refund, Panhandle's only refund obligation shall be the excess if any, of the total rate charged over and above the 100% load factor maximum rate, as finally approved. If Panhandle collects and flows through penalty, cash out, or excess interruptible or short term firm revenues, discounts agreed to herein shall be adjusted so that any portion of such flow through allocated to the Transportation Agreement shall be retained by Panhandle.

14) Unless otherwise agreed to by Panhandle, Shipper may not assign this letter agreement to any other party. However, should substantially all of the assets of Shipper be sold to another entity this agreement shall continue in effect pursuant to the terms outlined herewith.

15) Any written notices or other communications pertaining to this agreement may be sent to Panhandle to the attention of Sales Administration by facsimile at
(713) 627-4829 or by mail to Panhandle at the letterhead address.

    If you are in agreement with the foregoing, please so indicate by having a duly authorized representative execute both originals of this agreement in the appropriate space provided below, and return both executed originals to the letterhead address.

                                   Sincerely,
                                   PANHANDLE EASTERN PIPE LINE COMPANY

                                   /s/ Bobby J. Gropard
                                   -----------------------------------


Accepted and Agreed to this
12th day of August, 1996:

STEEL DYNAMICS, INC.

BY: /s/ Tracy Shellabarger
   --------------------------
   [Name]

     VICE PRESIDENT
   --------------------------
   [Title]

PANHANDLE EASTERN PIPE LINE COMPANY
A Unit of PanEnergy Corp

                                 March 22, 1996


Mr. James R. Hopton
Steel Dynamics, Inc.
4500 County Rd 59
Butler, IN 46721

          Re:  Discounted Rate for Enhanced Firm Transportation
               Panhandle Eastern Pipe Line Company Agreement 014694

Dear Mr. Hopton:

          Panhandle Eastern Pipe Line Company ("Panhandle") hereby offers Steel Dynamics, Inc., ("Shipper") a transportation rate discount applicable to service performed far Shipper under the Panhandle term transportation agreement referenced above ("Transportation Agreement"), pursuant to Section 3 of Panhandle's FERC Gas Tariff First Revised Volume No. 1, Rate Schedule FT, and in accordance with the following terms and conditions.

1)   Discount Period: June 1, 1996 through May 31, 1999

2) Discounted Rate(s) on a 100% load factor basis shall be: 42.00 cents/Dth. The discounted rates shall consist of the minimum commodity charges with the remainder in reservation charges.

3) Rates or surcharges included in discounted rate(s): Field Zone Transmission, Market Zone Access, Market Zone Mileage, ACA, GRI Fundi Unit (where applicable), Take Or Pay Volumetric Surcharge, Settlement Surcharge, Canadian Resolution Surcharge, GSR Surcharge, Unrecovered PGA surcharge, Stranded Transportation Costs Surcharge) and Miscellaneous Stranded Costs or other future rates or surcharges permitted to be included in Panhandle's tariff (or any successor thereto).

4) Rates or surcharges excluded from discounted rate(s) and shall be the responsibility of the Shipper in accordance with Panhandle's tariff: Fuel Reimbursement.

5) Discounted rate(s) shall wily apply to the transportation service provided from the receipt point(s) to the delivery point(s) specified below and only to the quantities up to that set out below:

Receipt Point             Delivery Point        Quantity Limit (Dth/D)   Effective Period
- -------------             --------------        ----------------------   ----------------
Field Zone Transmission   CRSRD                          3000            06/01/1996 - 05/31/1997
Field Zone Transmission   CRSRD                          5000            06/01/1997 - 05/31/1999
Field Zone Transmission   ANRDF - secondary                              06/01/1996 - 05/31/1999
Field Zone Transmission   COLGA - secondary**                            06/01/1996 - 05/31/1999
Field Zone Transmission   UNION - secondary**                            06/01/1996 - 05/31/1999

** These secondary delivery points will receive the Discounted Rate up to and including the primary reserved path.
     The incremental mileage falling outside of this reserved path will get billed the maximum applicable tariff rates and such charges shall not be included in the Discounted Rate.

5400 Westheimer Ct.        Houston, Texas 77056-5310              (713) 627-4795

6)   Discounted rate(s) shall not apply to the following:
     a)   Overrun transportation service;
     b)   Gathering service;
     c)   Transportation from receipt point(s) located in Panhandle's Market
     Zone;
     d) Transportation other than from the Receipt Point(s) to the Delivery Point(s) as listed above;
     e) Capacity release service or similar program which may be available under Panhandle's tariff; which services shall be provided at the applicable maximum tariff rates.

7) Nothing this agreement shall constitute an agreement to extend the Transportation Agreement.

8) For the period of June 1, 1996 through December 31, 1996, Panhandle shall bill arid Shipper shall pay for the first 2,000 Dth/day of MDCQ based on a 100% load factor based at the Discounted Rate. For volumes delivered between 2,000 arid 3,000 Dth/day, Panhandle shall bill and Shipper shall pay based on a commoditized rate of 42 cents/Dth.

9) Shipper shall have a one time right to reduce the MDCQ of the Transportation Agreement to between 2,000 and 3,000 Dth/day by providing written notice to Panhandle by December 1, 1996 to be effective January 1, 1997.

10) Forth; period June 1, 1997 through December 31, 1997, Panhandle shall bill arid Shipper shall pay for the first 3,000 Dth/day (or the MDCQ as adjusted in (9) above) of MDCQ based on a 100% load factor basis at the Discounted Rate, Far volumes delivered between 3,000 (or the MDCQ as adjusted in (9) above) and 5,000 Dth/day, Panhandle shall bill arid Shipper shall pay based on a commoditized rate of 42 cents/Dth.

11) Shipper shall have a one time right to reduce the MDCQ of the Transportation Agreement to between 3,000 (or the MDCQ as adjusted in (9) above) arid 5,000 Dth/day by providing written notice to Panhandle by December 1, 1997 to be effective January 1, 1998.

12) If the discounted rate(s) either exceed the then effective applicable maximum rate or are lower than the then effective applicable minimum rate set forth in Panhandle's tariff at any time during the Discount Period, then the discounted rate(s) will be deceased or increased to equal the respective maximum or minimum tariff rate. Panhandle reserves the right to adjust the rates charged Shipper between reservation and commodity components so long as it does not exceed the discounted rate(s) on a 100% load factor basis.

13) If during tile Discount Period, Panhandle's effective maximum rates are being collected subject to refund, Panhandle's only refund obligation shall be the excess if any, of the total rate charged over and above the 100% load factor maximum rate, as finally approved. If Panhandle collects and flows through penalty, cash out, or excess interruptible or short term firm revenues, discounts agreed to herein shall be adjusted so that any portion of such flow through allocated to the Transportation Agreement shall be retained by Panhandle.

14) Unless otherwise agreed to by Panhandle, Shipper may not assign this letter agreement to any other party. However, should substantially all of the assets of Shipper be sold to another entity this agreement shall continue in effect pursuant to the terms outlined herewith.

15) Any written notices or other communications pertaining to this agreement may be sent to Panhandle to the attention of Sales Administration by facsimile at (713) 627-4829 or by mail to Panhandle at the letterhead address.

     If you are in agreement with the foregoing, please so indicate by having a duly authorized representative execute bath originals of this agreement in the appropriate space provided below, and return both executed originals to the letterhead address.

                                   Sincerely,
                                   PANHANDLE EASTERN PIPE LINE COMPANY

                                   /s/ Bobby J. Gropard

Accepted and Agreed to this
10TH day of April, 1996:

STEEL DYNAMICS, INC.

BY: /s/ Tracy Shellabarger
   --------------------------
   [Name]

            CFO
   --------------------------
   [Title]

                                                             CONTRACT NO. 014694
                                                             AMENDMENT NO. 00002
                                                                            284G

                     AMENDMENT TO TRANSPORTATION AGREEMENT

Parties:  PANHANDLE EASTERN PIPE LINE COMPANY   and
          STEEL DYNAMICS, INC.


        The above parties, by their execution of the Exhibit A referenced below, hereby agree to amend their Transportation Agreement dated
04/11/1996 designated as Contract Number 014694   as follows:


1. Exhibit A is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

2. This Amendment shall be effective from the Effective Date as set out on Exhibit A.

3. Except as provided herein, all other terms and conditions of this Agreement will remain in full force and effect.

                                                             AMENDMENT NO. 00002

                                 SUPERSEDING
                                  EXHIBIT A

                            TRANSPORTATION AGREEMENT
                                     BETWEEN
                       PANHANDLE EASTERN PIPE LINE COMPANY
                                       FOR
                                  FIRM SERVICE
                             UNDER RATE SCHEDULE FT

                                       AND

STEEL    DYNAMICS, INC.

                               CONTRACT NO. 014694

EFFECTIVE DATE                                         SEPTEMBER 1, 1996

SUPERSEDES EXHIBIT A DATED                             AUGUST 1, 1996

MAXIMUM  DAILY CONTRACT QUANTITY (DT./DAY)                   3,600


                                       PANHANDLE EASTERN PIPE LINE COMPANY


                                       By
                                          ---------------------------------
                                       Title
                                             ------------------------------
                                       Executed
                                                ---------------------------

STEEL DYNAMICS, INC

By /s/ Tracy Shellabarger
   ----------------------------
       Tracy Shellabarger
   ----------------------------
   (Please type or print name)

Title  VP Finance/CFO

Executed
         ----------------------

                                   EXHIBIT A
                            TRANSPORTATION AGREEMENT
                                    BETWEEN
                      PANHANDLE EASTERN PIPE LINE COMPANY
                                      FOR
                                  FIRM SERVICE
                             UNDER RATE SCHEDULE FT

                                      AND


STEEL DYNAMICS, INC.

CONTRACT NO. 014694

Maximum Daily Contract Quantities (Dt./Day)

        Effective from  09/01/1996  through  05/31/1997:  3,600 Dt./Day

        Effective from  06/01/1997  through  05/31/2000:  5,600 Dt./Day

                                                             CONTRACT-NO:.014694

                                   EXHIBIT A


                            TRANSPORTATION AGREEMENT
                                      FOR
                                  FIRM SERVICE
                             UNDER RATE SCHEDULE FT

                        PRIMARY FIRM POINT(s) OF DELIVERY

                                                             FUNCTION-
                                                             ALIZATION/
NO.     DELIVERED TO                          METER NO.       MILEAGE       COUNTY     STATE    QUANTITY
- ---     -------------------------             ---------      ---------      ------     -----    --------
Effective from: 09/01/1996  Through: 05/31/1997
  1     NIPSCO DEFIANCE - CROSSRD              CRSRD*          T/  788      DEFIAN       OH       3,600

Effective from: 06/01/1997  Through: 05/31/2000
  2     NIPSCO DEFIANCE - CROSSRD              CRSRD*          T/  788      DEFIAN       OH       5,600


* Amended Point(s) for this amendment



                            DESCRIPTION OF FACILITIES

                                                                                           ATMOS.
        EXISTING/        OPERATED AND                                                      PRES.
NO.     PROPOSED         INSTALLED BY                     MAINTAINED BY                    (PSIA)
- ---     --------    -------------------------------     ---------------------------        ------
Effective from:  09/01/1996  Through: 05/31/1997
        EXISTING             ----                       PANHANDLE EASTERN PIPE LINE          0

Effective from:  06/01/1997  Through: 05/31/2000
        EXISTING             ----                       PANHANDLE EASTERN PIPE LINE          0

                                                             CONTRACT-NO:.014694

                                   EXHIBIT A

                            TRANSPORTATION AGREEMENT
                                      FOR
                                  FIRM SERVICE
                             UNDER RET. SCHEDULE FT

                        PRIMARY FIRM POINT(s) OF RECEIPT

                                                             FUNCTION-
                                                             ALIZATION/
  NO.     DELIVERED TO                          METER NO.     MILEAGE       COUNTY     STATE     QUANTITY
- ------    ------------                          ---------    ----------     ------     -----     --------
Effective from: 09/01/1996  Through: 05/31/1997
  1       ANADARKO LIBERAL RECEIPT               13214*       T/FIELD       SEWARD       KS         600
  2       K-N ALEDO CHECK PURCHASE               06132*       T/FIELD       DEWEY        OK         600
  3       MOBIL HICKOK  -  WIT                   40554*       T/FIELD       GRANT        KS         600
  4       PEPL CIG EXCHANGE                      06204*       T/FIELD       KEARNY       KS         600
  5       PHILLIPS HANSFORD RESIDUE              09900*       T/FIELD       HANSFO       TX         600
  6       TRANSOK - BECKHAM - WIT                40466*       T/FIELD       BECKHA       OK         600

Effective from: 06/01/1997  Through: 05/31/2000
  7       ANADARKO LIBERAL RECEIPT               13214*       T/FIELD       SEWARD       KS         933
  8       K-N ALEDO CHECK PURCHASE               06132*       T/FIELD       DEWEY        OK         935
  9       MOBIL HICKOK  -  WIT                   40554*       T/FIELD       GRANT        KS         933
 10       PEPL CIG EXCHANGE                      06204*       T/FIELD       KEARNY       KS         933
 11       PHILLIPS HANSFORD RESIDUE              09900*       T/FIELD       HANSFO       TX         933
 12       TRANSOK - BECKHAM - WIT                40466*       T/FIELD       BECKHA       OK         933

*  Amended point(s) for this amendment


                            DESCRIPTION OF FACILITIES

                                                                                           ATMOS.
        EXISTING/        OPERATED AND                                                      PRES.
NO.     PROPOSED         INSTALLED BY.                    MAINTAINED BY                    (PSIA)
- ---     --------    -------------------------------     ---------------------------        ------

Effective from; 09/01/1996  Through: 05/31/1997
        EXISTING           -----                        PANHANDLE EASTERN PIPE LINE          15
        EXISTING           -----                        PANHANDLE EASTERN PIPE LINE          14
        EXISTING           -----                        PANHANDLE EASTERN PIPE LINE          13
        EXISTING           -----                        PANHANDLE EASTERN PIPE LINE          13
        EXISTING           -----                        PANHANDLE EASTERN PIPE LINE          13
        EXISTING           -----                        PANHANDLE EASTERN PIPE LINE          14

Effective from: 06/01/1997  Through: 05/31/2000
        EXISTING           -----                        PANHANDLE EASTERN PIPE LINE          15
        EXISTING           -----                        PANHANDLE EASTERN PIPE LINE          14
        EXISTING           -----                        PANHANDLE EASTERN PIPE LINE          13
        EXISTING           -----                        PANHANDLE EASTERN PIPE LINE          13
        EXISTING           -----                        PANHANDLE EASTERN PIPE LINE          13
        EXISTING           -----                        PANHANDLE EASTERN PIPE LINE          14